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                 JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

                               A SERIES OF

                     J.P. MORGAN FLEMING SERIES TRUST

               SUPPLEMENT DATED OCTOBER 24, 2005 TO THE FUND'S
             PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED MAY 1, 2005

The section of the PROSPECTUS entitled "The Funds' Investment Adviser and Sub-Advisers" is amended to add the following:

On October 14, 2005, Shareholders of record as of July 29, 2005, of the JPMorgan Multi-Manager Small Cap Value Fund (the "Fund") approved subadvisory agreements by and between J.P. Morgan Investment Management Inc. ("JPMIM"), the Fund's Adviser, and First Quadrant, L.P. ("First Quadrant"), Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson") and Advisory Research, Inc. ("Advisory Research"). First Quadrant, Vaughan Nelson and Advisory Research join EARNEST Partners, LLC, as subadvisers to the JPMorgan Multi-Manager Small Cap Value Fund. JPMIM will pay First Quadrant, Vaughan Nelson, and Advisory Research each a subadvisory fee of 0.55% of the Fund's average daily net assets. This fee is the same as is paid to the Fund's other sub-adviser.

Effective October 16, 2005, J.P. Morgan Investment Management Inc. terminated its subadvisory agreement with ICM Asset Management, Inc. ("ICM") and all references to ICM are deleted.


CONFORMING CHANGES ARE MADE TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


                                                               SUP-MULTISCV-1005